UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 23, 2020 (June 19, 2020)

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into Material Definitive Agreement

Effective as of June 19, 2020 Southwest Iowa Renewable Energy, LLC (“Company”) entered into the Company’s Fifth Amended and Restated Operating Agreement (the “New Operating Agreement”).  Generally, the New Operating Agreement enacts changes to the Company’s Fourth Amended and Restated Operating Agreement (“Prior Operating Agreement”) to (a) remove obsolete provisions, (b) restate rules related to the Company’s board of directors (“Board”), and (c) update outdated tax audit language.  These amendments are more fully described in the Company’s 2020 Proxy Statement filed with the Securities and Exchange Commission on March 27, 2020 (the “2020 Proxy Statement”) and Annex A thereto.  As enacted, the New Operating Agreement contains material changes from the Prior Operating Agreement, including the following:

•	Removal of Obsolete Provisions

o
The New Operating Agreement removes obsolete provisions relating to Series B Units previously held by Bunge North America, Inc. (“Bunge”), and Series C Units previously held by ICM, Inc. (“ICM”).  On November 15, 2019, the Company repurchased all of the outstanding units in the Company held by ICM.  On December 31, 2019, the Company repurchased all of the outstanding units in the Company held by Bunge.  As a result of such repurchase transactions, there are no longer any Series B Units or Series C Units issued or outstanding.  Therefore, the New Operating Agreement removes all obsolete provisions relating to the rights, preferences and privileges of the Series B Units and Series C Units.

o
The New Operating Agreement removes obsolete provisions relating to Series U Units which were authorized in connection with the issuance of subordinated debt to Bunge which was convertible into Series U Units under certain circumstances; however, Bunge never converted such debt into the Series U Units and all such subordinated debt has been repaid by the Company.  Therefore, no Series U Units were ever issued and the provisions relating to the Series U Units were obsolete.

•	Restated Rules Relating to the Company’s Board

o
Section 5.2 of the New Operating Agreement modifies provisions relating to the number of directors on the Board and their terms of office to address the elimination of director designation rights previously held by Bunge and ICM.  The New Operating Agreement amends Section 5.2 to establish a range of directors to serve on the Company’s Board of no less than five (5) and no more than seven (7) directors, with the exact number within such range to be determined by a majority of the directors then serving on the Board.

o
Additionally, Section 5.2 of the New Operating Agreement provides that Board members will continue to serve four-year terms as they did under the Prior Operating Agreement.  Going forward, the Board will have four classes of members, with each class as nearly equal in number as possible.  These classes will be staggered such that one class will be up for election at any given annual meeting of the members.

•	Updated Tax Audit Language

o
Section 7.4 of the New Operating Agreement amends and restates such provision to update the outdated tax audit language in the Prior Operating Agreement.  This amendment relates to the enactment of new partnership audit rules (the “Rules”), which became effective for taxable years beginning on or after January 1, 2018.  In the Rules, Congress fundamentally changed how tax related to partnerships is assessed and collected upon audit.  Under the New Operating Agreement, tax liability, if any, would be assessed and paid at the Company level.

The foregoing description of the New Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Operating Agreement, which is filed as Exhibit 3.2.1 to this Current Report on Form 8-K.

Item 3.03.	Material Modification to Rights of Security Holders

Effective as of June 19, 2020, the Company entered into the New Operating Agreement.  The material terms of and changes made in the New Operating Agreement are discussed herein at “Item 1.01. Entry into Material Definitive Agreements”.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Members of the Company, originally held May 22, 2020 and completed after adjournment to June 19, 2020, the members voted on the following proposals which are further described in the Company’s 2020 Proxy Statement.

Proposal 1: The Series A Members elected the following Director nominees to serve on the Board of Directors until the 2024 Annual Meeting of Members or until his or her successor shall be elected and qualified:

Nominee	Votes For	Votes Withheld/Abstentions
Theodore V. Bauer	4,527	460
Jill Euken	4, 550	437

Proposal 2: The members approved the proposal to amend and restate the Prior Operating Agreement to remove obsolete provisions relating to the Series B, Series C and Series U Units previously held by, or reserved for, Bunge and ICM, as described in the Company’s 2020 Proxy Statement.

Votes For	Votes Against	Abstentions
4,736	34	217

Proposal 3: The members approved the proposal to amend and restate Section 5.2 of the Prior Operating Agreement to modify the provisions relating to the number of directors and terms of office to address the elimination of the director designation rights previously held by Bunge and ICM, as described in the Company’s 2020 Proxy Statement.

Votes For	Votes Against	Abstentions
4,728	51	208

Proposal 4: The members approved the proposal to amend and restate Section 7.4 of the Prior Operating Agreement to conform to the new IRS rules on partnership audits, as described in the Company’s 2020 Proxy Statement.

Votes For	Votes Against	Abstentions
4,744	30	213

Proposal 5: The members approved, on an advisory basis, the executive compensation as described in the Company’s 2020 Proxy Statement.

Votes For	Votes Against	Abstentions
3,906	521	560

Proposal 6: The members voted, on an advisory basis, to continue conducting advisory votes on executive compensation every year.  In light of this vote, the Company will continue conducting advisory votes on executive compensation every year.

Every Year	Every Two Years	Every Three Years	Abstentions
3,963	346	283	395

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.2.1	Fifth Amended and Restated Operating Agreement of Southwest Iowa Renewable Energy, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Date: June 23, 2020	By:	/s/ Michael D. Jerke
Michael D. Jerke
Chief Executive Officer